Exhibit 99.1

Media Materials

CINCINNATI BELL-HAWAIIAN TELCOM MERGER RECEIVES FINAL REGULATORY APPROVAL

CINCINNATI and HONOLULU, June 19, 2018 – Cincinnati Bell (NYSE: CBB) announced today that the U.S. Federal Communications Commission (FCC) has approved Cincinnati Bell’s acquisition of Hawaiian Telcom Holdco, Inc. (NASDAQ: HCOM).

The FCC’s approval of the merger follows the unanimous approvals of the merger by the Hawai‘i Public Utilities Commission on April 30, 2018 and the Hawai‘i Department of Commerce and Consumer Affairs’ Cable Television Division on December 8, 2017. The merger also cleared the Hart-Scott-Rodino Act review period and received overwhelming support from Hawaiian Telcom shareholders. The receipt of approval from the FCC was the final outstanding regulatory approval and, accordingly, the closing of the merger is now subject only to the satisfaction of customary closing conditions.

As previously announced, Cincinnati Bell and Hawaiian Telcom established an election deadline of 5:00 p.m., New York time, on June 21, 2018 (Election Deadline) for Hawaiian Telcom stockholders to elect the form of consideration they wish to receive, subject to proration, in connection with the merger. The Election Deadline remains unchanged. The companies expect to be able to close the merger on July 2, 2018.

Leigh Fox, President and Chief Executive Officer of Cincinnati Bell, said, “We are excited that this final regulatory approval has cleared the way for us to combine these two great businesses. Together, Cincinnati Bell and Hawaiian Telcom will be a stronger communications and technology company that will foster greater innovation as we build scale and fiber density across our footprint. This is a significant development for us and for our customers, bringing us one step closer to delivering more competitive products and services, including continuing to expand the Next Generation Fiber Network to customers across Hawai‘i.”

About Cincinnati Bell

With headquarters in Cincinnati, Ohio, Cincinnati Bell Inc. (NYSE: CBB) provides integrated communications solutions – including local and long distance voice, data, high-speed Internet and video – that keep residential and business customers in Greater Cincinnati and Dayton connected with each other and with the world. In addition, enterprise customers across the United States and Canada rely on CBTS and OnX, wholly-owned subsidiaries, for efficient, scalable office communications systems and end-to-end IT solutions. For more information, please visit www.cincinnatibell.com.

About Hawaiian Telcom

Hawaiian Telcom (NASDAQ: HCOM), headquartered in Honolulu, is Hawai‘i’s Technology Leader, providing integrated communications, broadband, data center and entertainment solutions for business and residential customers. With roots in Hawai‘i beginning in 1883, the Company offers a full range of services including Internet, video, voice, wireless, data network solutions and security, colocation, and managed and cloud services supported by the reach and reliability of its next generation fiber network and a 24/7 state-of-the-art network operations center. With employees statewide sharing a commitment to innovation and a passion for delivering superior service, Hawaiian Telcom provides an Always On customer experience. For more information, visit hawaiiantel.com.

No Offer or Solicitation

This communication is neither an offer to sell, nor a solicitation of an offer to buy any securities, the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Additional Information and Where to Find It

In connection with the proposed transaction between Hawaiian Telcom and Cincinnati Bell, Cincinnati Bell has filed with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 on August 17, 2017, as amended on August 30, 2017 and October 2, 2017 (the “Registration Statement”) (which Registration Statement was declared effective on October 5, 2017), which includes a final prospectus with respect to Cincinnati Bell’s common shares to be issued in the proposed transaction and a definitive proxy statement for Hawaiian Telcom’s stockholders (the “Definitive Proxy Statement”), and Hawaiian Telcom began mailing the Definitive Proxy Statement to its stockholders on or about October 10, 2017 and may file other documents regarding the proposed transaction with the SEC. SECURITY HOLDERS ARE URGED AND ADVISED TO READ ALL RELEVANT MATERIALS FILED WITH THE SEC, INCLUDING THE REGISTRATION STATEMENT AND THE DEFINITIVE PROXY STATEMENT, CAREFULLY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. The Registration Statement and the Definitive Proxy Statement and any other documents filed or furnished by Cincinnati Bell or Hawaiian Telcom with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, security holders are able to obtain free copies of the Registration Statement from Cincinnati Bell by going to its investor relations page on its corporate web site at www.cincinnatibell.com and free copies of the Definitive Proxy Statement from Hawaiian Telcom by going to its investor relations page on its corporate web site at www.hawaiiantel.com.

Cautionary Statement Concerning Forward-Looking Statements

This press release may contain “forward-looking” statements, as defined in federal securities laws including the Private Securities Litigation Reform Act of 1995, which are based on our current expectations, estimates, forecasts and projections. Statements that are not historical facts, including statements about the beliefs, expectations and future plans and strategies of the Company, are forward-looking statements. Actual results may differ materially from those expressed in any forward-looking statements. The following important factors, among other things, could cause or contribute to actual results being materially and adversely different from those described or implied by such forward-looking statements including, but not limited to: those discussed in this release; we operate in highly competitive industries, and customers may not continue to purchase products or services, which would result in reduced revenue and loss of market share; we may be unable to grow our revenues and cash flows despite the initiatives we have implemented; failure to anticipate the need for and introduce new products and services or to compete with new technologies may compromise our success in the telecommunications industry; our access lines, which generate a significant portion of our cash flows and profits, are decreasing in number and if we continue to experience access line losses similar to the past several years, our revenues, earnings and cash flows from operations may be adversely impacted; our failure to meet performance standards under our agreements could result in customers terminating their relationships with us or customers being entitled to receive financial compensation, which would lead to reduced revenues and/or increased costs; we generate a substantial portion of our revenue by serving a limited geographic area; a large customer accounts for a significant portion of our revenues and accounts receivable and the loss or significant reduction in business from this customer would cause operating revenues to decline and could negatively impact profitability and cash flows; maintaining our SM telecommunications networks requires significant capital expenditures, and our inability or failure to maintain our telecommunications networks could have a material impact on our market share and ability to generate revenue; increases in broadband usage may cause network capacity limitations, resulting in service disruptions or reduced capacity for customers; we may be liable for material that content providers distribute on our networks; cyber attacks or other breaches of network or other information technology security could have an adverse effect on our business; natural disasters, terrorists acts or acts of war could cause damage to our infrastructure and result in significant disruptions to our operations; the regulation of our businesses by federal and state authorities may, among other things, place us at a competitive disadvantage, restrict our ability to price our products and services and threaten our operating licenses; we depend on a number of third party providers, and the loss of, or problems with, one or more of these providers may impede our growth or cause us to lose customers; a failure of back-office information technology systems could adversely affect our results of operations and financial condition; if we fail to extend or renegotiate our collective bargaining agreements with our labor union when they expire or if our unionized employees were to engage in a strike or other work stoppage, our business and operating results could be materially harmed; the loss of any of the senior management team or attrition among key sales associates could adversely affect our business, financial condition, results of operations and cash flows; our debt could limit our ability to fund operations, raise additional capital, and fulfill our obligations, which, in turn, would have a material adverse effect on our businesses and prospects generally; our indebtedness imposes significant restrictions on us; we depend on our loans and credit facilities to provide for our short-term financing requirements in excess of amounts generated by operations, and the availability of those funds may be reduced or limited; the servicing of our indebtedness is dependent on our ability to generate cash, which could be impacted by many factors beyond our control; we depend on the receipt of dividends or other intercompany transfers from our subsidiaries and investments; the trading price of our common shares may be volatile, and the value of an investment in our common shares may decline; the uncertain economic environment, including uncertainty in the U.S. and world securities markets, could impact our business and financial condition; our future cash flows could be adversely affected if it is unable to fully realize our deferred tax assets; adverse changes in the value of assets or obligations associated with our employee benefit plans could negatively impact shareowners’ deficit and liquidity; third parties may claim that we are infringing upon their intellectual property, and we could suffer significant litigation or licensing expenses or be prevented from selling products; third parties may infringe upon our intellectual property, and we may expend significant resources enforcing our rights or suffer competitive injury; we could be subject to a significant amount of litigation, which could require us to pay significant damages or settlements; we could incur significant costs resulting from complying with, or potential violations of, environmental, health and human safety laws; the timing and likelihood of completing the merger with Hawaiian Telcom; the possibility that competing offers or acquisition proposals for Hawaiian Telcom will be made; the occurrence of any event, change or other circumstance that could give rise to the termination of the proposed transaction; the possibility that the expected synergies and value creation from the proposed transaction involving Hawaiian Telcom will not be realized or will not be realized within the expected time period; the risk that the businesses of the Company and Hawaiian Telcom and other acquired companies will not be integrated successfully; disruption from the proposed transaction involving Hawaiian Telcom making it more difficult to maintain business and operational relationships; the risk that unexpected costs will be incurred; and the possibility that the proposed transaction involving Hawaiian Telcom does not close, including due to the failure to satisfy the closing conditions and the other risks and uncertainties detailed in our filings with the SEC, including our Form 10-K report, Form 10-Q reports and Form 8-K reports, as well as Hawaiian Telcom’s filings with the SEC, including its Form 10-K reports, Form 10-Q reports and Form 8-K reports.

Contacts

Cincinnati Bell

Investor contact:

Josh Duckworth, +1 513-397-2292

joshua.duckworth@cinbell.com

or

Media contact:

Josh Pichler, +1 513-565-0310

josh.pichler@cinbell.com

Hawaiian Telcom

Investor contact:

Ngoc Nguyen, +1 808-546-3475

ngoc.nguyen@hawaiiantel.com

or

Media contact:

Su Shin, +1 808-546-2344

su.shin@hawaiiantel.com